UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

MVP REIT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. Sunset Road, Suite 240 Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 12, 2012, MVP REIT, Inc. (the “Company”) issued a press release announcing that, as of December 11, 2012, the Company had reached its minimum offering of $3 million in shares of its common stock.  The Company raised approximately $4.1 million as of December 11, 2012. Subscription funds are now available for the acquisition of real estate properties and real estate secured loans.

A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit No.              Description

99.1                           Press Release dated December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MVP REIT, INC.

Date: December 12, 2012
                               By:  /s/ Michael V. Shustek
                               Name:           Michael V. Shustek
                               Title:           Chief Executive Officer